                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549




                                     FORM 8-K/A
                                  Amendment No. 2



                              CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934




         Date of Report (date of earliest event reported): February 6, 1998




                                 IFR SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)




          DELAWARE                         0-14224             [48-1197645]
(State or other jurisdiction             (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)




     10200 West York, Wichita, Kansas                          67215
   (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: (316) 522-4981

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS *

 *Document has been previously filed with the Securities and Exchange Commission and is incorporated herein by reference and made a part hereof.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   FINANCIAL STATEMENTS.

     Set forth below are the financial statements of Marconi Instruments Limited appearing on pages F-1 through F-5 of the attached Appendix.

          1. Income statements for the years ended March 31,1995;1996;1997
             UK GAAP

          2. Balance sheets as of March 31,1995;1996;1997 UK GAAP

          3. Cash flows statement for the years ended March 31,1995;1996;1997 UK GAAP

          4. Significant differences between UK GAAP and US GAAP

     (b)   PRO FORMA Financial Information.

          Set forth below are unaudited PRO FORMA condensed consolidated financial statements and accompanying explanatory notes, appearing on
          pages P-1 through P-6   of the attached Appendix.

          1. Unaudited PRO FORMA condensed consolidated balance sheet as of December 31,1997.

          2. Unaudited PRO FORMA condensed consolidated statement of income for the year ended June 30,1997.

          3. Unaudited PRO FORMA condensed consolidated statement of income for the six months ended December 31,1997.

          4. Notes to unaudited PRO FORMA condensed consolidated financial statements.

     (c)  The following exhibits are filed with the Form 8-K:

          Exhibit No.    Description
          --------------------------
            2.01         Share Sale and Purchase Agreement, dated February 6,
                         1998 among IFR Systems, Inc., IFR Systems Limited, and
                         The General Electric Company p.l.c.*

            2.02         Deed of Tax Covenant, dated February 6, 1998, between
                         The General Electric Company, p.l.c., as Covenantor, and IFR Systems Limited, as Purchaser.*

           10.01         Credit Agreement, dated as of February 5, 1998, among
                         IFR Systems, Inc., The First National Bank of Chicago, and various lenders.*

           10.02 Form of Security Agreement executed by Registrant and its United States subsidiaries. *

           10.03         Form of Guaranty executed by each of Registrants United
                         States subsidiaries. *

           10.04         Pledge Agreement between Registrant and First National
                         Bank of Chicago. *

           10.05         Equitable Share Charge by Registrant to First National
                         Bank of Chicago. *

           10.06         Form of Copyright Security Agreement executed by
                         Registrant and each of its United States subsidiaries. *

           10.07         Form of Patent Security Agreements executed by
                         Registrant and each of its United States subsidiaries. *

           10.08         Form of Trademark Security Agreement executed by
                         Registrant and each of its United States subsidiaries. *

*Document has been previously filed with the Securities and Exchange Commission and is incorporated herein by reference and made a part hereof.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   IFR SYSTEMS, INC.



                                   By: /s/ Alfred H. Hunt, III
                                       ----------------------------
                                         Alfred H. Hunt, III
                                         President and Chief Executive Officer

Date:  April 22, 1998

                                      IFR LTD

                             (FORMERLY MARCONI INSTRUMENTS LTD)

                                FINANCIAL STATEMENTS

                        FOR THE YEARS ENDED MARCH 1995-1997

                REGISTERED IN ENGLAND AND WALES COMPANY NUMBER 317241

BALANCE SHEETS

The following balance sheets were reported in the Statutory accounts of IFR Ltd (formerly Marconi Instruments Ltd)

                                             AS AT          AS AT          AS AT
                                        31 MARCH 1995  31 MARCH 1996  31 MARCH 1997
                                             L'000          L'000          L'000
Fixed assets
     Tangible assets                           9,400          9,768          9,123
     Investments- shares in Group
       Companies                               6,510          6,508          6,372
                                            --------       --------       --------
                                              15,910         16,276         15,495
Current Assets
     Stock and contracts in progress          11,336         10,323         11,083
     Debtors                                  11,228         13,647         14,310
     Investments                                   0            296            351
     Cash at bank and in hand                  1,043          1,818            702
                                            --------       --------       --------
                                              23,607         26,084         26,446
Creditors- Amounts falling due within
  one year                                  (25,658)       (25,438)       (29,645)
                                            --------       --------       --------
Net current assets / (liabilities)           (2,051)            646        (3,199)

                                            --------       --------       --------
Total assets less current liabilities         13,859         16,922         12,296

Provisions for liabilities and charges         (519)          (168)          (296)

                                            --------       --------       --------
Net assets                                    13,340         16,754         12,000
                                            --------       --------       --------
                                            --------       --------       --------

Capital and reserves

     Called up share capital                     500            500            500
     Profit and loss account                  12,840         16,254         11,500

                                            --------       --------       --------
Equity Shareholders Funds                     13,340         16,754         12,000
                                            --------       --------       --------
                                            --------       --------       --------

INCOME STATEMENTS

The following income statements were reported in the Statutory accounts of IFR Ltd (formerly Marconi Instruments Ltd)

                                         YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        31 MARCH 1995  31 MARCH 1996  31 MARCH 1997
                                             L'000          L'000          L'000
Turnover                                      47,175         52,294         52,165

                                            --------       --------       --------
Operating profit                               3,755          5,201          4,175

                                            --------       --------       --------
Profit on ordinary activities before
  taxation                                     6,802          5,091          3,938

Taxation on profit on ordinary
  activities                                 (1,254)        (1,677)        (1,192)


                                            --------       --------       --------
Profit on ordinary activities after
  taxation                                     5,548          3,414          2,746

Dividends                                          0              0        (7,500)

                                            --------       --------       --------
Transferred to reserves                        5,548          3,414        (4,754)

Reserves bought forward                        7,292         12,840         16,254

                                            --------       --------       --------
Reserves carried forward                      12,840         16,254         11,500
                                            --------       --------       --------
                                            --------       --------       --------

CASH FLOWS
The following cash flows have been drawn up from the statutory accounts.

                                         YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        31 MARCH 1995  31 MARCH 1996  31 MARCH 1997
                                             L'000          L'000          L'000
Net cash inflows from operating
  activities                                     79          5,655          8,372

Returns on investments and servicing of
  finance

     Interest paid                             (145)          (155)          (114)
     Interest received                            20             47             13
     Dividends paid                                0              0        (7,500)

                                            --------       --------       --------
Net cash inflow/(outflow) from the
  servicing of finance                         (125)          (108)        (7,601)

Taxation

                                            --------       --------       --------
     UK corporation taxes
       received/(paid)                           120        (1,458)        (3,380)

Investing activities

     Purchase of tangible fixed assets       (3,903)        (3,314)        (1,975)
     Sale of fixed assets                      3,730              0              0

                                            --------       --------       --------
Net cash inflow/(outflow) from
  investing.                                   (173)        (3,314)        (1,975)

                                            --------       --------       --------
Net cash (outflow)/inflow before
  financing.                                    (99)            775        (4,584)
                                            --------       --------       --------
                                            --------       --------       --------

                                            --------       --------       --------
Increase/(decrease) in cash and cash
  equivilents.                                  (99)            775        (4,584)
                                            --------       --------       --------
                                            --------       --------       --------

SIGNIFICANT DIFFERENCES BETWEEN UK GENERALLY ACCEPTED
ACCOUNTING PRACTICE "GAAP" AND US GAAP


No significant differences between UK GAAP and US GAAP were noted.

          PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


     The following pro forma condensed consolidated balance sheet as of December 31, 1997, and the pro forma condensed consolidated statements of income for the year ended June 30, 1997, and six months ended December 31, 1997, give effect to the acquisition of all of the share capital of Marconi Instruments
Ltd., a company incorporated in England ("Marconi") and its subsidiaries as if these acquisitions occurred at the beginning of the period presented. The pro forma information is based on the historical financial statements of Marconi and subsidiaries, (collectively "Marconi") and IFR Systems, Inc. and subsidiary ("IFR") giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

     The pro forma financial statements have been prepared by IFR management based upon the financial statements of IFR Systems, Inc. and Marconi Instruments Ltd., included elsewhere herein. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the financial statements and notes of Marconi Instruments Ltd. appearing on pages F-1 through F-5 of the attached Appendix, and the audited consolidated financial statements of IFR included in its 1997 Annual Report on Form 10-K.

                          IFR SYSTEMS ,INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET(UNAUDTIED)



                                                                         DECEMBER 31,1997
                                                                           ACQUISITION
                                                        AS REPORTED         PRO FORMA       PRO FORMA
                                                            IFR            ADJUSTMENTS    CONSOLIDATED

ASSETS
CURRENT ASSETS
    Cash and cash equivalents                           $   6,761      $  2,351    (B)   $    9,112
    Accounts receivable                                    19,442        20,497    (B)       39,939
    Inventories:
        Finished products                                   8,543        13,807    (B)       22,350
        Work in process                                     7,208        14,618    (B)       21,826
        Materials                                           7,274         8,052    (B)       15,326
                                                        ---------      --------          ----------
                                                           23,025        36,477              59,502

    Prepaid expenses and sundry                               487         2,310    (B)        2,797
    Deferred income taxes                                   2,191         3,498    (B)        5,689
                                                        ---------      --------          ----------
        TOTAL CURRENT ASSETS                               51,906        65,133             117,039

PROPERTY AND EQUIPMENT
    Property and equipment                                 19,323        72,284    (B)       91,607
    Allowances for depreciation (deduction)               (11,111)      (51,825)   (B)      (62,936)
                                                        ---------      --------          ----------
                                                            8,212        20,459              28,671

PROPERTY UNDER CAPITAL LEASE
    Building and machinery                                  4,519             -               4,519
    Allowances for depreciation (deduction)                (1,423)            -              (1,423)
                                                        ---------      --------          ----------
                                                            3,096             -               3,096

OTHER ASSETS
    Cost in excess of net assets acquired, less
        amortization                                        8,898        70,090    (B)       78,988
    Patents, trademarks and other intangibles, less
        amortization                                            -         2,080    (B)        2,080
    Other                                                     141             -                 141
                                                        ---------      --------          ----------
                                                            9,039        72,170              81,209
                                                        ---------      --------          ----------
                                                        $  72,253      $157,762          $  230,015
                                                        ---------      --------          ----------
                                                        ---------      --------          ----------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
    Short-term bank borrowings                          $       -      $  7,000    (B)   $    7,000
    Accounts payable                                        4,540        25,071    (B)       29,611
    Accrued compensation and payroll taxes                  4,513         1,741    (B)        6,254
    Other liabilities and accrued expenses                  5,081         8,520    (B)       13,601
    Current maturity of capital lease obligations             175             -                 175
    Current maturity of long-term debt                          -         1,750    (B)        1,750
    Federal and state income taxes and local taxes          2,222         3,134    (B)        5,356
                                                        ---------      --------          ----------
        TOTAL CURRENT LIABILITIES                          16,531        47,216              63,747

CAPITAL LEASE OBLIGATIONS                                   3,765             -               3,765

LONG-TERM DEBT                                                  -        98,250    (B)       98,250

DEFERRED INCOME TAXES                                         645        12,296    (B)       12,941

SHAREHOLDERS' EQUITY
    Preferred stock,  $.01 par value---authorized
        1,000,000 shares, none issued                         ---           ---                 ---
    Common stock,  $.01 par value---authorized
        50,000,000 shares, issued 9,266,250
        shares                                                 93             -                  93
    Additional paid-in capital                              6,258             -               6,258
    Cost of common stock in treasury---1,060,805              -
        (deduction)                                        (8,315)            -              (8,315)
    Cumulative translation adjustment                          13             -                  13
    Retained earnings                                      53,263             -              53,263
                                                        ---------      --------          ----------
                                                           51,312             -              51,312
                                                        ---------      --------          ----------
                                                        $  72,253      $157,762          $  230,015
                                                        ---------      --------          ----------
                                                        ---------      --------          ----------


                                         P-2
  See notes to unaudited pro forma condensed consolidated financial statements.

                          IFR SYSTEMS, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                     (UNAUDITED)




                                                        Year Ended June 30,1997
                                            ---------------------------------------------------------------
                                                   As Reported              Pro Forma          Pro Forma
                                                 IFR          Marconi       Adjustments       Consolidated
                                              (000's)       (000's)          (000's)            (000's)
                                            -----------  --------------------------------------------------

SALES                                        $  103,517     $  109,355      $     -           $  212,872
COST OF SALES                                    61,296         61,492            -              122,788
                                             ----------     ----------      ---------         ----------
GROSS PROFIT                                     42,221         47,863            -               90,084

OPERATING EXPENSES
    Selling                                      11,400         23,998            -               35,398
    Administrative                                8,781          5,773          3,739 (C)         18,293
    Engineering                                  11,133         10,556            -               21,689
                                             ----------     ----------      ---------         ----------
                                                 31,314         40,327          3,739             75,380
                                             ----------     ----------      ---------         ----------
OPERATING INCOME                                 10,907          7,536         (3,739)            14,704

OTHER INCOME                                        101            (53)        (8,826)(C)         (8,778)
                                             ----------     ----------      ---------         ----------
INCOME BEFORE INCOME
 TAXES                                           11,008          7,483        (12,565)             5,926

INCOME TAXES                                      4,362          2,889         (3,476)(C)          3,775
                                             ----------     ----------      ---------         ----------

NET INCOME                                   $    6,646     $    4,594      $  (9,089)        $    2,151
                                             ----------     ----------      ---------         ----------
                                             ----------     ----------      ---------         ----------

NET INCOME PER
COMMON SHARE                                       0.82           0.57          (1.12)              0.26
                                             ----------     ----------      ---------         ----------
                                             ----------     ----------      ---------         ----------

NET INCOME PER COMMON
SHARES ASSUMING DILUTION                           0.79           0.55          (1.08)              0.26
                                             ----------     ----------      ---------         ----------
                                             ----------     ----------      ---------         ----------

AVERAGE COMMON
SHARES OUTSTANDING                                8,130          8,130          8,130              8,130
                                             ----------     ----------      ---------         ----------
                                             ----------     ----------      ---------         ----------

DILUTIVE COMMON
SHARES OUTSTANDING                                8,421          8,421          8,421              8,421
                                             ----------     ----------      ---------         ----------
                                             ----------     ----------      ---------         ----------



  See notes to unaudited pro forma condensed consolidated financial statements.
                                         P-3

                         IFR SYSTEMS, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                     (UNAUDITED)



                                                            Six Months Ended December 31,1997
                                                ----------------------------------------------------------
                                                    As Reported            Pro Forma        Pro Forma
                                                  IFR          Marconi    Adjustments      Consolidated
                                                (000's)        (000's)      (000's)            (000's)
                                                -------    -----------------------------------------------

SALES                                           $53,060    $    53,730   $        -         $  106,790
COST OF SALES                                    29,900         30,054            -             59,954
                                                -------    -----------   ------------       ----------
GROSS PROFIT                                     23,160         23,676            -             46,836

OPERATING EXPENSES
    Selling                                       5,820         11,690            -             17,510
    Administrative                                4,364          3,615          1,572((C)        9,551
    Engineering                                   6,062          5,440            -             11,502
                                                -------    -----------   ------------       ----------
                                                 16,246         20,745          1,572           38,563
                                                -------    -----------   ------------       ----------
OPERATING INCOME                                  6,914          2,930         (1,572)           8,272

OTHER INCOME                                         58            428         (4,700)(C)       (4,214)
                                                -------    -----------   ------------       ----------
INCOME BEFORE INCOME
TAXES                                             6,972          3,358         (6,272)           4,058

INCOME TAXES                                      2,806          1,141         (2,527)(C)        1,420
                                                -------    -----------   ------------       ----------

NET INCOME                                       $4,166    $     2,217   $     (3,745)      $    2,638
                                                -------    -----------   ------------       ----------
                                                -------    -----------   ------------       ----------

NET INCOME PER
COMMON SHARE                                       0.51           0.27          (0.46)            0.32
                                                -------    -----------   ------------       ----------
                                                -------    -----------   ------------       ----------
NET INCOME PER COMMON
SHARE ASSUMING DILUTION                            0.48           0.26          (0.43)            0.31
                                                -------    -----------   ------------       ----------
                                                -------    -----------   ------------       ----------

AVERAGE COMMON
SHARES OUTSTANDING                                8,198          8,198          8,198            8,198
                                                -------    -----------   ------------       ----------
                                                -------    -----------   ------------       ----------
DILUTIVE COMMON
SHARES OUTSTANDING                                8,632          8,632          8,632            8,632
                                                -------    -----------   ------------       ----------
                                                -------    -----------   ------------       ----------


                                         P-4
  See notes to unaudited pro forma condensed consolidated financial statements.

IFR SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS (UNAUDITED)




     (A) The pro forma condensed consolidated statements of income for the year ended June 30, 1997 and the six months ended December 31, 1997 have been prepared as if the purchase had taken place on July 1, 1996. The December 31, 1997 pro forma condensed consolidated balance sheet has been prepared assuming the transaction occurred on July 1,1996. Because IFR and Marconi have different fiscal year ends, Marconi's results of operations for the period from April 1,1996 to March 31,1997 have been included in the pro forma condensed consolidated statement of income for the year ended June 30,1997 and Marconi's results of operations for the period April 1,1997 to September 30,1997 have been included in the pro forma condensed consolidated statements of income for the six months ended December 31,1997.

     (B) This transaction is being accounted for as a purchase. The purchase price has been allocated to the assets based on their estimated fair market values. Estimated fair market values may not represent fair market values that ultimately may be determined. The following are the pro forma adjustments made to reflect Marconi's estimated fair market values as of February 6,1998, the acquisition date:



                                        Amounts
                                        (000'S)
                                        -------

     Inventories                        $11,844
     Property & Equipment                 2,891
     In- Process Technology              15,700
     Intangible Assets & Liabilities     24,929
     Goodwill                            20,824
     Deferred Income Taxes              (12,296)
                                        -------
     Total                              $63,892

          The pro forma financial statements assume a $108,851,000 purchase price, which includes transaction costs of approximately $1,912,000. The purchase price was financed with a term loan of $100,000,000 and short-term bank borrowings.
                                        P-5

      (C) For purposes of determining the pro forma effect of the acquisition on the IFR consolidated statements of income, the following pro forma adjustments have been made (in thousands):



                                                            YEAR ENDED               SIX MONTHS ENDED
                                                          JUNE 30, 1997             DECEMBER 31, 1997
                                                          -------------             ------------------
                                                                   INCREASE (DECREASE) INCOME

1.   Increase in amortization expense
     resulting from amortization over 20
     years of cost in excess of net assets
     acquired.                                               $(1,047)                     $(524)

2.   Increase in amortization expense
     resulting from intangible assets
     amortized over various lives.                           $(1,455)                    $( 429)

3.   Increase in amortization expense
     resulting from amortization of
     developed technology over
     20 years.                                                 $(940)                    $( 470)

4.   Increase in interest expense
     resulting from  borrowings to
     finance cash portion of the
     purchase price.                                        $( 8,826)                   $(4,700)

5.   Increase in period expense
     resulting from amortization of
     loan origination fees.                                    $(297)                     $(149)
                                                           ----------                   --------
Total                                                       $(12,565)                   $(6,272)


The pro forma statement of income for the year ended June 30, 1997 has not been adjusted for the following nonrecurring charges which are expected to be incurred within the 12-month period following the date of acquisition (in thousands):

    Write off of in process research and
       development costs                                    $15,700
    Increase in valuation of inventory                      $11,844


                                        P-6